SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934


            Date of Report  - September 23, 2002
              (Date of Earliest Event Reported)


              Carpenter Technology Corporation
   (Exact Name of Registrant as specified in its charter)



           Delaware             1-5828       23-0458500
   (State of Incorporation   (Commission    (IRS Employer
                              File No.)       I.D. No.)

 1047 North Park Road, Wyomissing, Pennsylvania, 19610-1339
          (Address of principal executive offices)


Registrant's telephone number, including area code:(610)208-2000




Item 7.   Financial Statements and Exhibits.

          (a)  Exhibits.

               The following exhibits are filed herewith:

                    99.1   Statement Under Oath of
                           Principal Executive  Officer of
                           Carpenter Technology Corporation
                           dated September 23, 2002.

                    99.2   Statement Under Oath of
                           Principal Financial Officer of
                           Carpenter Technology Corporation
                           dated September 23, 2002.

Item 9.   Regulation FD Disclosure

On September 23, 2002, each of the Principal Executive
Officer, Dennis M. Draeger, and Principal Financial
Officer, Terrence E. Geremski, of Carpenter Technology
Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as
Exhibit 99.1 and 99.2, respectively.



                         SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 23, 2002      CARPENTER TECHNOLOGY
                              CORPORATION
                                  (Registrant)

  "                           By: /s/ John R. Welty
                                  Vice President, General
                                  Counsel and Secretary



                        EXHIBIT INDEX

Exhibit
Number
-------

  99.1    Statement Under Oath of Principal Executive
          Officer of Carpenter Technology Corporation dated
          September 23, 2002.

  99.2    Statement Under Oath of Principal Financial
          Officer of Carpenter Technology Corporation dated
          September 23, 2002.